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                              PARTICIPATION AGREEMENT
                                       AMONG
                         DELAWARE GROUP PREMIUM FUND, INC.
                                        AND
                        LINCOLN NATIONAL LIFE INSURANCE CO.
                                        AND
                             DELAWARE DISTRIBUTORS, LP

     THIS AGREEMENT, made and entered into this Ist day of May, 1996, by and between DELAWARE GROUP PREMIUM FUND, INC., a corporation organized under the laws of Maryland (the "Fund"), and LINCOLN NATIONAL LIFE INSURANCE CO., an Indiana insurance corporation (the "Company"), on its own behalf and on behalf of each separate account of the Company named in Schedule I to this Agreement as in effect at the time this Agreement is executed and such other separate accounts that may be added to Schedule I from time to time in accordance with the provisions of Article XI of this Agreement (each such account referred to as the "Account"), and DELAWARE DISTRIBUTORS, LP, a Delaware limited partnership (the "Distributor").

     WHEREAS, the Fund is engaged in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively referred to as "Variable Insurance Products," the owners of such products being referred to as "Product owners") to be offered by insurance companies which have entered into participation agreements with the Fund ("Participating Insurance Companies"); and

     WHEREAS, the common stock of the Fund (the "Fund shares") consists of separate series ("Series") issuing separate classes of shares ("Series shares"), each such class representing an interest in a particular managed portfolio of securities and other assets-, and

     WHEREAS, the Fund filed with the Securities and Exchange Commission (the "SEC") and the SEC has declared effective a registration statement (referred to herein as the "Fund Registration Statement" and the prospectus contained therein, or filed pursuant to Rule 497 under the 1933 Act, referred to herein as the "Fund Prospectus") on Form N-lA to register itself as an open-end management investment company (File No. 811-5162) under the Investment Company Act of 1940, as amended (the " 1940 Act"), and the Fund shares (File No. 3 3 -143 63) under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Company has filed a registration statement with the SEC to register under the 1933 Act certain variable annuity contracts described in
Schedule 2 to this Agreement as in effect at the time this Agreement is executed and such other variable annuity contracts and variable life insurance policies which may be added to Schedule 2 from time to time in accordance with Article XI of this Agreement (such policies and contracts shall be referred to herein collectively as the "Contracts," each such registration statement for a class or classes of contracts


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listed on Schedule 2 being referred to as the "Contracts Registration Statement"
and the prospectus for each such class or classes being referred to herein as the "Contracts Prospectus," and the owners of the such contracts, as distinguished from all Product Owners, being referred to as "Contract Owners"); and

     WHEREAS, each Account, a validly existing separate account, duly authorized by resolution 'of the Board of Directors of the Company on the date set forth on
Schedule 1, sets aside and invests assets attributable to the Contracts; and

     WHEREAS, the Company has registered or will have registered each Account with the SEC as a unit investment trust under the 1940 Act before any Contracts are issued by that Account; and

     WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Distributor and the Fund have entered into an agreement (the "Fund Distribution Agreement") pursuant to which the Distributor will distribute Fund shares; and

     WHEREAS, Delaware Management Company, Inc. (the "Investment Manager") is registered as an investment adviser under the 1940 Act and any applicable state securities laws and serves as an investment manager to the Fund pursuant to an agreement; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Series shares on behalf of each Account to fund its Contracts and the Distributor is authorized to sell such Series shares to unit investment trusts such as the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Distributor agree as follows:

ARTICLE 1. SALE OF FUND SHARES

     1. 1. The Distributor agrees to sell to the Company those Series shares which the Company orders on behalf of the Account, executing such orders on a daily basis in accordance with Section 1.4 of this Agreement.

     1.2. The Fund agrees to make the shares of its Series available for purchase by the Company on behalf of the Account at the then applicable net asset value per share on Business Days as defined in Section 1.4 of this Agreement, and the Fund shall use its best efforts to calculate such net asset value by 6:00 p.m., E.S.T., on each such Business Day. Notwithstanding any other


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provision in this Agreement to the contrary, the Board of Directors of the Fund
(the "Fund Board") may suspend or terminate the offering of Fund shares of any Series, if such action is required by law or by regulatory authorities having jurisdiction or if, in THE SOLE discretion of THE FUND BOARD acting in good faith and in light of its fiduciary duties under Federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of any Series (it being understood that "shareholders" for this purpose shall mean Product owners).

     1.3. The Fund agrees to redeem, at the Company's request, any full or fractional shares of the Fund held by the Account or the Company, executing such requests at the net asset value on a daily basis in accordance with Section 1.4 of this Agreement, the applicable provisions of the 1940 Act and the then currently effective Fund Prospectus. Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Series to the extent permitted by the 1940 Act, any rules, regulations or orders thereunder, or the then currently effective Fund Prospectus.

     1.4.

          (a) For purposes of Sections 1. 1, 1.2 and 1.3, the Company shall be the agent of the Fund for the limited purpose of receiving redemption and purchase requests from the Account (but not from the general account of the Company), and receipt on any Business Day by the Company as such limited agent of the Fund prior to the time prescribed in the current Fund Prospectus (which as of the date of execution of this Agreement is 4 p.m., E.S.T.) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such redemption or purchase request by 11:00 a.m., E.S.T. on the next following Business Day. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock exchange is open for trading.

          (b) The Company shall pay for shares of each Series on the same day that it places an order with the Fund to purchase those Series shares for an Account. Payment for Series shares will be made by the Account or the Company in Federal Funds transmitted to the Fund by wire to be received by 11: 00 a.m., E. S. T. on the day the Fund is properly notified of the purchase order for Series shares. If Federal Funds are not received on time, such funds will be invested, and Series shares purchased thereby will be issued, as soon as practicable.

          (c) Payment for Series shares redeemed by the Account or the Company will be made in Federal Funds transmitted to the Company by wire on the day the Fund is notified of the redemption order of Series shares, except that the Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under
     Section 22(e) of the 1940 Act. Neither the Fund nor the Distributor shall bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone shall be responsible for such action.


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     1.5. Issuance and transfer of Fund shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

     1.6. The Fund shall furnish notice as soon as reasonably practicable to the Company of any income dividends or capital gain distributions payable on any Series shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Series shares in the form of additional shares of that Series. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends in cash. The Fund shall notify the Company of the number of Series shares so issued as payment of such dividends and distributions.

     1.7. The Fund shall use its best efforts to make the net asset value per share for each Series available to the Company by 6 p.m., E.S.T. each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Series is calculated, and shall calculate such net asset value in accordance with the then currently effective Fund Prospectus. Neither the Fund, any Series, the Distributor, nor the Investment Manager nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company to the Fund, the Distributor or the Investment Manager.

     1.8.

          (a) The Company may withdraw the Account's investment in the Fund or a Series only: (I) necessary to facilitate Contract owner requests; (ii) upon a determination by a majority of the Fund Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of (x) any Product Owners or (y) the interests of the Participating Insurance Companies investing in the Fund; (iii) upon requisite vote of the Contractowners having an interest in the affected Series to substitute the shares of another investment company for Series shares in accordance with the terms of the Contracts; (iv) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application; or (v) at the Company's sole discretion, pursuant to an order of the SEC under Section 26(b) of the 1940 Act.


          (b) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive and that the Fund shares may be sold to other insurance companies (subject to Section 1.9 hereof) and the cash value of the Contracts may be invested in other investment companies.


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          (c)  The Company shall not, without prior notice to the Distributor
     (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

     1.9. The Fund and the Distributor agree that Fund shares will be sold only to Participating Insurance Companies and their separate accounts. The Fund and the Distributor will not sell Fund shares to any insurance company or separate account unless an agreement complying with Article VII of this Agreement is in effect to govern such sales. No Fund shares of any Series will be sold to the general public.

ARTICLE H. REPRESENTATIONS AND WARRANTIES

     2.1. The Company represents and warrants (a) that the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof, (b) that the Contracts will be issued in compliance in all material respects with all applicable Federal and state laws and (c) that the Company will require of every person distributing the Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly authorized each Account as a separate account under Section 27-1-5-1 of the Indiana Insurance Code, and has registered or, prior to the issuance of any Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a separate account for its Contracts, and that it will maintain such registrations for so long as any Contracts issued under them are outstanding

     2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for so long as the Fund shares are sold. The Fund further represents and warrants that it is a corporation duly organized and in good standing under the laws of Maryland.

     2.3. The Fund represents and warrants that it currently qualifies as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund further represents and warrants that it will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Fund represents and warrants that it will comply with Section 817(h) of the Code, and all regulations issued thereunder.

     2.5. The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code. The Company shall make every effort to maintain such treatment and shall notify the Fund and the Distributor immediately upon having a reasonable basis


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for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.6. The Fund represents that the Fund's investment policies, fees and expenses, and operations are and shall at all times remain in material compliance with the laws of the state of Maryland, to the extent required to perform this Agreement; and with any state- mandated investment restrictions set forth on Schedule 3, as amended from time to time by the Company in accordance with Section 6.6. The Fund, however, makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) otherwise complies with the insurance laws or regulations of any state. The Company alone shall be responsible for informing the Fund of any investment restrictions imposed by state insurance law and applicable to the Fund.

     2.7. The Distributor represents and warrants that it is duly registered as a broker-dealer under the 1934 Act, a member in good standing of the NASD, and duly registered as a broker dealer under applicable state securities laws; its operations are in compliance with applicable law, and it will distribute the Fund shares according to applicable law.

     2.8. The Distributor, on behalf of the Investment Manager, represents and warrants that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is in compliance with applicable federal and state securities laws.

     2.9. The Fund represents and warrants that it has and maintains a fidelity bond in accordance with Rule 17g- I under the 1940 Act. The Fund will immediately notify the Company in the event the fidelity bond coverage should lapse at any time.

ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS, SALES MATERIAL AND OTHER INFORMATION

     3. 1. The Distributor shall provide the Company with as many copies of the current Fund Prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund at its expense shall provide to the Company a camera-ready copy of the current Fund Prospectus suitable for printing and other assistance as is reasonably necessary in order for the Company to have a new Contracts Prospectus printed together with the Fund Prospectus in one document. See Article V for a detailed explanation of the responsibility for the cost of printing and distributing Fund prospectuses.

     3.2. The Fund Prospectus shall state that the Statement of Additional Information for the Fund is available from the Distributor (or, in the Fund's discretion, the Fund Prospectus shall state that such Statement is available from the Fund), and the Distributor (or the Fund) shall provide such Statement free of charge to the Company and to any outstanding or prospective Contract owner who requests such Statement.

     3.3. (a) The Fund at its expense shall provide to the Company a camera-ready copy of the Fund's shareholder reports and other communications to shareholders (except proxy material), in each case in a form suitable for printing. The Fund shall be responsible for the costs of printing and distributing these materials to Contract owners.

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          (b) The Fund at its expense shall be responsible for preparing, printing and distributing its proxy material. The Company will provide the appropriate Contractowner names and addresses to the Fund for this purpose.

     3.4. The Company shall furnish each piece of sales literature or other promotional material in which the Fund or the Investment Manager is named to the Fund or the Distributor prior to its use. No such material shall be used, except with the prior written permission of the Fund or the Distributor. The Fund and the Distributor agree to respond to any request for approval on a prompt and timely basis. Failure of the Fund to respond within 10 days of the request by the Company shall relieve the Company of the obligation to obtain the prior written permission of the Fund or the Distributor.

     3.5. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund other than the information or representations contained in the Fund Registration Statement or Fund Prospectus, as such Registration Statement and Prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or by the Distributor, except with the prior written permission of the Fund or the Distributor. The Fund agrees to respond to any request for permission on a prompt and timely basis. If neither the Fund nor the Distributor responds within 10 days of a request by the Company, then the Company shall be relieved of the obligation to obtain the prior written permission of the Fund.

     3.6. The Fund and the Distributor shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account or the Contracts other than the information or representations contained in the Contracts Registration Statement or Contracts Prospectus, as such Registration Statement and Prospectus may be amended or supplemented from time to time, or in published reports of the Account which are in the public domain or approved in writing by the Company for distribution to Contract owners, or in sales literature or other promotional material approved in writing by the Company, except with the prior written permission of the Company. The Company agrees to respond to any request for permission on a prompt and timely basis. If the Company fails to respond within 10 days of a request by the Fund or the Distributor, then the Fund and the Distributor are relieved of the obligation to obtain the prior written permission of the Company.

     3.7. The Fund will provide to the Company at least one complete copy of all Fund Registration Statements, Fund Prospectuses, Statements of Additional Information, annual and semi-annual reports and other reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Fund or Fund shares, promptly after the filing of such document with the SEC or other regulatory authorities.

     3.8. The Company will provide to the Fund at least one complete copy of all Contracts Registration Statements, Contracts Prospectuses, Statements of Additional Information, Annual and Semi-annual Reports, sales literature and other promotional materials, and all amendments or supplements to any of the above, that relate to the Contracts, promptly after the filing of such document with the SEC or other regulatory authorities.

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     3.9. Each party will provide to the other party copies of draft versions of any registration statements, prospectuses, statements of additional information, reports, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, to the extent that the other party reasonably needs such information for purposes of preparing a report or other filing to be filed with or submitted to a regulatory agency. If a party requests any such information before it has been filed, the other party will provide the requested information if then available and in the version then available at the time of such request.

     3.10. For purposes of this Article 1111, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, computer net site, signs or billboards, motion pictures or other public media), sales literature (Lie., any written communication distributed or made generally available to customers or the public, in print or electronically, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, Statements of Additional Information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

ARTICLE IV. Voting

     4.1 Subject to applicable law and the order referred to in Article VII, the Fund shall: solicit voting instructions from Contract owners,

     4.2 Subject to applicable law and the order referred to in Article VII, the Company shall:

          (a) vote Fund shares of each Series attributable to Contract owners in accordance with structions or proxies received in timely fashion from such Contract owners;

          (b) vote Fund shares of each Series attributable to Contract owners for which no instructions have been received in the same proportion as Fund shares of such Series for which instructions have been received in timely fashion; and

          (c) vote Fund shares of each Series held by the Company on its own behalf or on behalf of the Account that are not attributable to Contract owners in the same proportion as Fund shares of such Series for which instructions have been received in timely fashion.

The Company shall be responsible for assuring that voting privileges for the Accounts are calculated in a manner consistent with the provisions set forth above.

ARTICLE V. Fees and EXPENSES

     All expenses incident to performance by the Fund under this Agreement (including expenses expressly assumed by the Fund pursuant to this Agreement) shall be paid by the Fund to the extent permitted by law. Except as may otherwise be provided in Section 1.4 and Article VII of



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this Agreement, the Company shall not bear any of the expenses for the cost of registration and qualification of the Fund shares under Federal and any state securities law, preparation and filing of the Fund Prospectus and Fund Registration Statement, the preparation of all statements and notices required by any Federal or state securities law, all taxes on the issuance or transfer of Fund shares, and any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b- I under the 1940 Act.

     The Fund is responsible for the cost of printing and distributing Fund Prospectuses and SAIs to existing Contract owners. (If for this purpose the Company prints the Fund Prospectuses and SAIs in a booklet containing disclosure for the Contracts and for underlying funds other than those of the Fund, then the Fund shall pay only its proportionate share of the total cost to distribute the booklet to existing Contract owners.)

     The Company is responsible for the cost of printing and distributing Fund prospectuses and SAIs for new sales; and Account Prospectuses and SAIs for existing Contract owners. The Company shall have the final decision on choice of printer for all Prospectuses and SAIs.

ARTICLE VI. COMPLIANCE UNDERTAKINGS

     6. 1. The Fund undertakes to comply with Subchapter M and Section 817(h) of the Code, and all regulations issued thereunder.

     6.2. The Company shall amend the Contracts Registration Statements under the 1933 Act and the Account's Registration Statement under the 1940 Act from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company shall register and qualify the Contracts for sale to the extent required by applicable securities laws of the various states.

     6.3. The Fund shall amend the Fund Registration Statement under the 1933 Act and the 1940 Act from time to time as required in order to effect for so long as Fund shares are sold the continuous offering of Fund shares as described in the then currently effective Fund Prospectus. The Fund shall register and qualify Fund shares for sale to the extent required by applicable securities laws of the various states.

     6.4. The Company shall be responsible for assuring that any prospectus offering a Contract that is a life insurance contract where it is reasonably possible that such Contract would be deemed a "modified endowment contract," as that term is defined in Section 7702A of the Code, will describe the circumstances under which a Contract could be treated as a modified endowment contract (or policy).

     6.5. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a Fund Board of Directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b- I to finance distribution expenses.

          (a) The Company shall amend Schedule 3 when appropriate in order to inform the Fund of any applicable state-mandated investment restrictions with which the Fund must comply.


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          (b) Should the Fund or the Distributor become aware of any restrictions which may be appropriate for inclusion in Schedule 3, the Company shall be informed immediately of the substance of those restrictions.

ARTICLE VII. POTENTIAL CONFLICTS

     7.1. The Company has reviewed a copy of the order (the "Mixed and Shared Funding Order") dated November 2, 1987 of the Securities and Exchange Commission under Section 6 of the Act and, in particular, has reviewed the conditions to the relief set forth in the related Notice As set forth therein, the Company agrees to report to the Board of Directors of the Fund (the "Board") any potential or existing conflicts between the interests of Product Owners of all separate accounts investing in the Fund, and to assist the Board in carrying out its responsibilities under the conditions of the Mixed and Shared Funding Order by providing all information reasonably necessary for the Board to consider any issues raised, including information as to a decision to disregard voting instructions of variable contract owners.

     7.2. If a majority of the Board, or a majority of disinterested Board Members, determines that a material irreconcilable conflict exists, the Board shall give prompt notice to all Participating Insurance Companies.

          (a) If a majority of the whole Board, after notice to the Company and a reasonable opportunity for the Company to appear before it and present its case, determines that the Company is responsible for said conflict, and if the Company agrees with that determination, the Company shall, at its sole cost and expense, take whatever steps are necessary to remedy the irreconcilable material conflict. These steps could include: (a) withdrawing the assets allocable to some or all of the affected Accounts from the Fund or any Series and reinvesting such assets in a different investment vehicle, including another Series of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contractowners and, as appropriate, segregating the assets of any particular group (i.e., variable annuity Contractowners, variable life insurance policyowners, or variable Contractowners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contractowners the option of making such a change; and (b) establishing a new registered mutual fund or management separate account, or taking such other action as is necessary to remedy or eliminate the irreconcilable material conflict.

          (b) If the Company disagrees with the Board's determination, the Company shall file a written protest with the Board, reserving its right to dispute the determination as between just the Company and the Fund. After reserving that right the Company, although disagreeing with the Board that it (the Company) was responsible for the conflict, shall take the necessary steps, under protest, to remedy the conflict, substantially in accordance with paragraph (a) just above, for the protection of Contractowners.

          (c) As between the Company and the Fund, if within 45 days after the Board's determination the Company elects to press the dispute, it shall so notify the Board in writing. The parties shall then attempt to resolve the matter amicably through negotiation by individuals from each party who are authorized to settle the controversy.


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     If the matter has not been amicably resolved within 60 days from the date of the Company's notice of its intent to press the dispute, then before either party shall undertake to litigate the dispute it shall be submitted to non-binding arbitration conducted expeditiously in accordance with the CPR Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator; PROVIDED, HOWEVER, that if one party has requested the other party to seek an amicable resolution and the other party has failed to participate, the requesting party may initiate arbitration before expiration of the 60-day period set out just above.

     If within 45 days of the commencement of the process to select an arbitrator the parties cannot agree upon the arbitrator, then he or she will be selected from the CPR Panels of Neutrals. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1-16. The place of arbitration shall be Fort Wayne, Indiana. The Arbitrator is not empowered to award damages in excess of compensatory damages.

          (d) If the Board shall determine that the Fund or another insurer was responsible for the conflict, then the Board shall notify the Company immediately of that determination. The Fund shall assure the Company that it (the Fund) or that other insurer, as applicable, shall, at its sole cost and expense, take whatever steps are necessary to eliminate the conflict.

     7.3. If a material irreconcilable conflict arises because of the Company's decision to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company shall withdraw (without charge or penalty) the Account's investment in the Fund, if the Fund so elects.

     7.4 Subject to the terms of Section 7.2 above, the Company shall carry out the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict with a view only to the interests of Contract Owners.

     7.5. For purposes of this Article, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable conflict, but in no event will the Fund be required to establish a new funding medium for any variable contract, nor will the Company be required to establish a new funding medium for any Contract if an offer to do so has been declined by a vote of a majority of affected Contractowners.

ARTICLE VIII. INDEMNIFICATION

     8.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Fund, the Distributor and each person who controls or is associated with the Fund (other than another Participating Insurance Company) or the Distributor within the meaning of such terms under the federal securities laws and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

         (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves(or any amendment or supplement to any of the foregoing(, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Fund or the Distributor (or a person authorized in writing to do so on behalf of the Fund or the Distributor) for use in the Contracts Registration Statement, Contracts Prospectus or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by or on behalf of the Company (other than statements or representations contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in fight of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (d) arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

          (e) arise out of any material breach by the Company of this Agreement, including but not limited to any failure to transmit a request for redemption or purchase of Fund shares on a timely basis in accordance with the procedures set forth in Article 1; or

          (f) arise as a result of the Company's providing the Fund with inaccurate information, which causes the Fund to calculate its Net Asset Values incorrectly.

This indemnification will be in addition to any liability which the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.2. INDEMNIFICATION BY THE DISTRIBUTOR. The Distributor agrees to indemnify and hold harmless the Company and each person who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund Registration Statement, Fund Prospectus (or any amendment or supplement thereto) or sales literature or other promotional material of the Fund, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by the Company to the Fund or the Distributor for use in the Fund Registration Statement, Fund Prospectus (or any amendment or supplement thereto) or sales literature for the Fund or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Distributor or the Fund (other than statements or representations contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund not supplied by the Distributor or the Fund or persons under their control) or wrongful conduct of the Distributor or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contract's Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in fight of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by the Distributor or the Fund to the Company (or a person authorized in writing to do so on behalf of the Fund or the Distributor); or

          (d) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including, but not by way of limitation, a failure, whether unintentional or in good faith or otherwise: (i) to comply with the diversification requirements specified in Article VI of this Agreement; and (ii) to provide the Company with accurate information sufficient for it to calculate its accumulation and/or annuity unit values in timely fashion as required by law and by the Contracts Prospectuses); or

          (e) arise out of any material breach by the Distributor or the Fund of this Agreement.

This indemnification will be in addition to any liability which the Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.3. INDEMNIFICATION PROCEDURES. After receipt by a party entitled to indemnification ("indemnified party") under this Article VIII of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article VIII ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Article VIII, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX. APPLICABLE LAW

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of Indiana, without giving effect to the principles of conflicts of laws.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

     10.1. This Agreement shall terminate:

          (a) at the option of any party upon six months advance written notice to the other parties; or

          (b) at the option of the Company if shares of any Series are not available to meet the requirements of the Contracts as determined by the Company. Prompt notice of the election to terminate for such cause shall be furnished by the Company. Termination shall be effective ten days after the giving of notice by the Company; or

          (c) at the option of the Fund upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or

          (d) at the option of the Company upon institution of formal proceedings against the Fund, the Distributor, the Investment Manager or any Sub-Investment Manager, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Distributor under this Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment, materially impair the Fund's or the Distributor's ability to perform Fund's or Distributor's obligations and duties hereunder; or

          (e) at the option of the Company upon institution of formal proceedings against the Investment Manager or Sub-investment Manager by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm to the Accounts, the Company, or Contractowners.

          (f) upon requisite vote of the Contract owners having an interest in the affected Series (unless otherwise required by applicable law) and written approval of the Company, to substitute the shares of another investment company for the corresponding Series shares of the Fund in accordance with the terms of the Contracts; or

          (g) at the option of the Fund in the event any of the Contracts are not registered, issued or sold in accordance with applicable Federal and/or state law; or

          (h) at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of (i) any Product owners or (ii) the interests of the Participating Insurance Companies investing in the Fund; or

          (i) at the option of the Company if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably believes, based on an opinion of its counsel, that the Fund may fail to so qualify; or

          (j) at the option of the Company if the Fund fails to meet the diversification requirements specified in Section 817(h) of the Code and any regulations thereunder; or

          (k) at the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that the Contracts may fail to so qualify; or

          (l) at the option of either the Fund or the Distributor if the Fund or the Distributor, respectively, shall determine, in their sole judgment exercised in good faith, that either (1) the Company shall have suffered a material adverse change in its business or financial condition; or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Fund or the Distributor; or

          (m) at the option of the Company, if the Company shall determine, in its sole judgment exercised in good faith, that either: (1) the Fund and the Distributor, or either of them, shall have suffered a material adverse change in their respective businesses or financial condition; or (2) the Fund or the Distributor, or both of them, shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

          (n) upon the assignment of this Agreement (including, without limitation, any transfer of the Contracts or the Accounts to another insurance company pursuant to an assumption reinsurance agreement) unless the non-assigning party consents thereto or unless this Agreement is assigned to an affiliate of the Distributor.

     10.2. Notice REQUIREMENT. Except as otherwise provided in Section 10. 1, no termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination. Furthermore:

          (a)  In the event that any termination is based upon the provisions of
     Article VII or the provisions of Section 10. 1 (a) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and

          (b) in the event that any termination is based upon the provisions of Section 10. 1 (c) or 10. 1 (d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination, or sooner if required by law or regulation.

          (c) in the event that any termination is based upon the provisions of Section 10. 1 (e) of this Agreement, such prior written notice shall be given at least sixty (60) days before the date of any proposed vote to replace the Fund's shares.

     10.3. EFFECT OF TERMINATION

          (a)  Notwithstanding any termination of this Agreement pursuant to
     Section 10.1 of this Agreement, the Fund and the Distributor will, at the option of the Company, continue to make available additional Fund shares for so long after the termination of this Agreement as the Company desires, pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if the Company so elects to make additional Fund shares available, the owners of the Existing Contracts or the Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.

               (b)  In the event of a termination of this Agreement pursuant to
     Section 10. 1 of this Agreement, the Fund and the Distributor shall promptly notify the Company whether the Distributor and the Fund will continue to make Fund shares available after such termination. If Fund shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect except for Section 10. 1 (a) and thereafter either the Fund or the Company may terminate the Agreement, as so continued pursuant to this Section 10.3, upon prior written notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the Fund, need not be for more than six months.

          (c) The parties agree that this Section 10.3 shall not apply to any termination made pursuant to Article VII or any conditions or undertakings incorporated by reference in Article VII and the effect of such Article VII termination shall be governed by the provisions set forth or incorporated by reference therein.

ARTICLE XI. APPLICABILITY TO NEW ACCOUNTS AND NEW CONTACTS

     The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts and to add new classes of variable annuity contracts and variable fife insurance policies to be issued by the Company through a Separate Account investing in the Fund. The provisions of this Agreement shall be equally applicable to each such class of contracts or policies, unless the context otherwise requires.

ARTICLE XII. NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party(ies) at the address of such party(ies) set forth below or at such other address as such party(ies) may from time to time specify in writing to the other party.

                              If to the Fund:

                                   Delaware Group Premium Fund, Inc.
                                   Ten Penn Center Plaza
                                   Philadelphia, PA 19103
                                   Attn: Christopher Price

                              If to the Company:

                                   Lincoln National Life Insurance Co.
                                   1300 South Clinton Street
                                   Fort Wayne, Indiana 46802
                                   Attn: Kelly D. Clevenger


                              If to the Distributor:

                                   Delaware Distributors, Inc.
                                   Ten Penn Center Plaza
                                   Philadelphia, PA 19103
                                   Attn: Keith E. Mitchell

     ARTICLE XIII. MISCELLANEOUS

     13.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.2. This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

     13.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.4. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     13.5. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party, and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.

DELAWARE GROUP PREMIUM FUND, INC. (Fund)

Date:          By:

                         Name:

                         Title:

LINCOLN NATIONAL LIFE INSURANCE CO. (Company)

Date: 4/30/96            By: /s/ Kelly D. Clevenger

                         Name: Kelly D. Clevenger

                         Title: Vice President

DELAWARE DISTRIBUTORS, LP (Distributor)

Date:          By:

                         Name:

                         Title:

authorized by all necessary corporate or trust action, as applicable, by such party, and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its NAME and behalf by its duly authorized officer on the date specified below.

DELAWARE GROUP PREMIUM FUND, INC. (Fund)

Date: 5/1/96                       By: /s/ David K. Downes

                                   Name: David K. Downes

                                   Title: Senior Vice President, CAO & CFO

LINCOLN NATIONAL LIFE INSURANCE CO. (Company)

Date:               By:

                                   Name:

                                   Title:

DELAWARE DISTRIBUTORS, LP (Distributor)

Date: 5/1/96                       By: /s/ Keith E. Mitchell

                                   Name: Keith E. Mitchell

                                   Title: President & CEO

                                     SCHEDULE I

            Separate Accounts of Lincoln National Life Insurance Company
                               Investing in the Fund
                                 As of May 1, 1996


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

                                     SCHEDULE 2

                             Variable Annuity Contracts
                        and Variable Life Insurance Policies
                           Supported by Separate Accounts
                                Listed on Schedule I
                                 As of May 1, 1996

          Multi Fund Variable Annuity Contracts

          Multi Fund Variable Life Insurance Contracts

                                     SCHEDULE 3

                       State-mandated Investment Restrictions
                               Applicable to the Fund
                                 As of May 1, 1996

The California Department of Insurance has established the following Guidelines for an underlying portfolio of a Separate Account:

Borrowing. Borrowing limits for any variable contract separate account portfolio are (1) 10% of net asset value when borrowing for any general purpose; and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

FOREIGN INVESTMENTS - DIVERSIFICATION.

1. A portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign investments comprise less than 80% of the portfolio's net asset value; to three when less than 60% of that value; to two when less than 40%; and to one when less than 20%.

2. Except as set forth in items 3 and 4 below, a Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

3. A Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

4. A Portfolio's investments in United States issuers are not subject to the foreign country diversification guidelines.

                               AMENDMENT TO SCHEDULE 1

                Separate Accounts of Lincoln Life Insurance Company
                               Investing in the Fund
                                 As of May 1, 1999

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln National Life Insurance Company Separate Account 53

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule 1 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                              DELAWARE GROUP PREMIUM FUND, INC (Fund)

Date:  May 26, 1999                By:
     -------------------              --------------------------------
                                        Jeffrey L. Nick
                                        Chairman/President/Chief Executive
                                        Officer

                              LINCOLN NATIONAL LIFE INSURANCE COMPANY

     Date: June 4, 1999            By:
     -------------------              --------------------------------
                                        Kelly D. Clevenger
                                        Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor), by
                              DELAWARE DISTRIBUTORS, INC., General Partner

     Date: May 26, 1999            By:
     -------------------              --------------------------------
                                         Bruce D. Barton
                                         President and Chief Executive Officer
                                      --------------------------------
                                      --------------------------------

                               AMENDMENT TO SCHEDULE 2

                           Variable Annuity Contracts and
                          Variable Life Insurance Policies
                            Support by Separate Accounts
                                Listed on Schedule 1
                                 As of May 1, 1999


Multi-Fund -Registered Trademark- Individual Variable Annuity Contracts (Registered and Non-Registered)

Multi-Fund -Registered Trademark- Variable Life Insurance Contracts

Group Multi-Fund -Registered Trademark- Variable Annuity Contracts

Delaware-Lincoln Accru ChoicePlusVariable Annuity Contracts

VUL I Variable Universal Life Insurance Contracts

Lincoln VUL Variable Universal Life Insurance Contracts

e-Annuity tm Variable Annuity Contracts

SVUL I Variable Universal Life Insurance Contracts

Lincoln SVUL Variable Universal Life Insurance Contracts

CVUL Variable Universal Life Insurance Contracts

                              AMENDMENT TO SCHEDULE 2

                           Variable Annuity Contracts and
                          Variable Life Insurance Policies
                          Supported by Separate Accounts
                                Listed on Schedule 1
                               As of October 15, 1999

Multi Fund-Registered Trademark- Individual Variable Annuity Contracts (Registered and non-registered)

Multi Fund-Registered Trademark- Variable Life Insurance Contracts

Group Multi Fund-Registered Trademark- Variable Annuity Contracts

Delaware-Lincoln ChoicePlus Variable Annuity Contracts

VUL I Variable Universal Life Insurance Contracts

Lincoln VUL Variable Universal Life Insurance Contracts

eAnnuity(TM) Variable Annuity Contracts

SVUL I Variable Universal Life Insurance Contracts

Lincoln SVUL Variable Universal Life Insurance Contracts

Lincoln CVUL Variable Universal Life Insurance Contracts

Lincoln VUL(DB) Variable Universal Life Insurance Contracts

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                              DELAWARE GROUP PREMIUM FUND, INC.  (Fund)

Date:                         By: /s/ David K. Downes
     --------------------        -----------------------------
                                  David K. Downes
                                  President/CEO


                              LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: 3/22/2000               By: /s/ Steven M. Kluever
     --------------------        -----------------------------
                                  Steven M. Kluever
                                  Second Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor), by
                              DELAWARE DISTRIBUTORS, INC., General Partner

Date:                         By: /s/ Bruce Barton
     --------------------        -----------------------------
                                  Bruce Barton
                                  President

                              AMENDMENT TO SCHEDULE 1

            Separate Accounts of Lincoln National Life Insurance Company
                               Investing in the Fund
                                 As of May 1, 2000


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln National Life Insurance Company Separate Account 53

                              AMENDMENT TO SCHEDULE 2

                           Variable Annuity Contracts and
                          Variable Life Insurance Policies
                          Supported by Separate Accounts
                                Listed on Schedule 1
                                 As of May 1, 2000

Multi Fund-Registered Trademark- Individual Variable Annuity Contract (Registered and non-registered)

Multi Fund-Registered Trademark- Variable Life Insurance Contract

Group Multi Fund-Registered Trademark- Variable Annuity Contract

Delaware-Lincoln New York ChoicePlus Variable Annuity Contract

VUL I Variable Universal Life Insurance Contract

Lincoln VUL Variable Universal Life Insurance Contract

Lincoln VUL(DB) Variable Universal Life Insurance Contract

eAnnuity(TM) Variable Annuity Contract

SVUL I Variable Universal Life Insurance Contract

Lincoln SVUL Variable Universal Life Insurance Contract

Lincoln SVUL II Variable Universal Life Insurance Contract

Lincoln CVUL Variable Universal Life Insurance Contract

Lincoln CVUL Series III Variable Universal Life Insurance Contract

Group Variable Annuity (GVA) I, II, III



IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                              DELAWARE GROUP PREMIUM FUND  (Fund)

Date:                         By: /s/ David K. Downes
     ----------------            -----------------------
                              Name: David K. Downes
                              Title: President/CEO

                              LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: 3/22/2000               By: /s/ Steven M. Kluever
     ----------------            -----------------------
                                   Steven M. Kluever
                                   Second Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor), by
                              DELAWARE DISTRIBUTORS, INC., General Partner

Date:                         By: /s/ Bruce Barton
     ----------------            -----------------------
                              Name: Bruce Barton
                              Title: President

                             AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
               Supported by Separate Accounts Listed on Schedule 1
                               As of July 15, 2000

Multi Fund-Registered Trademark- Individual Variable Annuity Contract
  (Registered and non-registered)

Multi Fund-Registered Trademark- Variable Life Insurance Contract

Group Multi Fund-Registered Trademark- Variable Annuity Contract

Lincoln ChoicePlus Variable Annuity Contract

Lincoln ChoicePlus Access Variable Annuity Contract

Lincoln ChoicePlus Bonus Variable Annuity Contract

VUL I Variable Universal Life Insurance Contract

Lincoln VUL Variable Universal Life Insurance Contract

Lincoln VUL-DB- Variable Universal Life Insurance Contract

eAnnuity-TM- Variable Annuity Contract

SVUL I Variable Universal Life Insurance Contract

Lincoln SVUL Variable Universal Life Insurance Contract

Lincoln SVUL II Variable Universal Life Insurance Contract

Lincoln CVUL Variable Universal Life Insurance Contract

Lincoln CVUL Series III Variable Universal Life Insurance Contract

Group Variable Annuity (GVA) I, II, III


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                               DELAWARE GROUP PREMIUM FUND  (Fund)

Date:  7-15-2000               By:
     ----------------               -----------------------------------
                               Name:
                               Title:

                               LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:  7-15-2000               By:  /s/ Steven M. Kluever
     ----------------              ------------------------------------
                                        Steven M. Kluever
                                        Second Vice President

                               DELAWARE DISTRIBUTORS, LP (Distributor), by
                               DELAWARE DISTRIBUTORS, INC., General Partner

Date:  7-15-2000               By:  /s/ Bruce M. Barton
     ----------------              ------------------------------------
                               Name:  Bruce M. Barton
                               Title:

                             AMENDMENT TO SCHEDULE 1

          Separate Accounts of Lincoln National Life Insurance Company
                              Investing in the Fund
                                As of May 1, 2001


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln National Life Insurance Company Separate Account 53

Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

                             AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
               Supported by Separate Accounts Listed on Schedule 1
                                As of May 1, 2001


Multi Fund(R) Individual Variable Annuity Contract (Registered and non-registered)

Multi Fund(R) Variable Life Insurance Policy

Group Multi Fund(R) Variable Annuity Contract

Lincoln ChoicePlus Variable Annuity Contract

Lincoln ChoicePlus Access Variable Annuity Contract

Lincoln ChoicePlus Bonus Variable Annuity Contract

Lincoln ChoicePlus II Variable Annuity Contract

Lincoln ChoicePlus II Access Variable Annuity Contract

Lincoln ChoicePlus II Bonus Variable Annuity Contract

Lincoln ChoicePlus Advance Variable Annuity Contract

VUL I Variable Universal Life Insurance Policy

Lincoln VUL(DB) Variable Universal Life Insurance Policy

Lincoln VUL(CV) Variable Universal Life Insurance Policy

Lincoln VUL(CV2) Variable Universal Life Insurance Policy

eAnnuity(TM) Variable Annuity Contract

Lincoln Money Guard Variable Universal Life Policy

Lincoln SVUL Variable Universal Life Insurance Policy

Linconl SVUL I Variable Universal Life Insurance Policy

Lincoln SVUL II Variable Universal Life Insurance Policy

Lincoln CVUL Variable Universal Life Insurance Policy

Lincoln CVUL Series III Variable Universal Life Insurance Policy

Group Variable Annuity (GVA) I, II, III

New Directions Core

New Directions Access

New Directions Access 4

Lincoln Life Director(TM)

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                    DELAWARE GROUP PREMIUM FUND  (Fund)

Date:                               By: /s/ David K. Downes
     ----------------------            -----------------------------------------
                                    Name:   David K. Downes
                                    Title:  President/Chief Executive Officer/
                                            Chief Financial Officer

                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:                               By: /s/ Steven M. Kluever
     ----------------------            -----------------------------------------
                                            Steven M. Kluever
                                            Second Vice President

                                    DELAWARE DISTRIBUTORS, LP (Distributor), by
                                    DELAWARE DISTRIBUTORS, INC., General Partner

Date:                               By: /s/ Richard J. Flannery
     ----------------------            -----------------------------------------
                                    Name:   Richard J. Flannery
                                    Title:  President/Chief Executive Officer

                      AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to the Participation Agreement ("Agreement") dated the 1st day of May, 1996, as amended, between Delaware VIP Trust (formerly Delaware Group Premium Fund, Inc.,) a statutory trust organized under the laws of Delaware (the "Fund"), The Lincoln National Life Insurance Company, an Indiana life insurance company (the "Company") and Delaware Distributors, L.P., a Delaware limited partnership (the "Distributor") is effective as of May 1, 2003.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   ARTICLE II: Representations and Warranties

          Section 2.2 is hereby replaced with the following:

          2.2 The Fund represents and warrants the Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for so long as the Fund shares are sold. The Fund further represents and warrants that it is a statutory trust and in good standing under the laws of Delaware.

     2.   ARTICLE II: Representations and Warranties

          Section 2.6 is hereby replaced with the following:

          2.6 The Fund represents that the Fund's investment policies, fees and expenses, and operations are and shall at all times remain in material compliance with the laws of the state of Delaware, to the extent required to perform this Agreement; and with any state-mandated investment restrictions set forth on Schedule 3, as amended from time to time by the Company in accordance with Section 6.6. The Fund, however, makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) otherwise complies with the insurance laws or regulations of any state. The Company alone shall be responsible for informing the Fund of any investment restrictions imposed by state insurance law and applicable to the Fund.

     3.   ARTICLE XII. Notices If to the Fund:

               Delaware VIP Trust
               2005 Market Street
               Philadelphia, PA 19103
               Attn: President

     4.   Article XII NOTICES If to the Company is replaced with

               The Lincoln National Life Insurance Company
               1300 S. Clinton Street
               Fort Wayne, IN 46802
               Attn: Rise C. M. Taylor
                     Vice President

     5.   ARTICLE XII. Notices If to the Distributor:

               Delaware Distributors, Inc.
               2005 Market Street
               Philadelphia, PA 19103
               Attn: General Counsel

     6. Schedule 1 of this Agreement shall be deleted and replaced with the attached Schedule 1.

     7. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     8. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                        DELAWARE VIP TRUST  (Fund)


Date: 4/3/06                            By: /s/ David P. O'Connor
                                            ------------------------------------
                                        Name: David P. O'Connor
                                        Title:


                                        THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY


Date: 4/3/06                            By: /s/ Rise C. M. Taylor
                                            ------------------------------------
                                            Rise C.M. Taylor
                                            Vice President


                                        DELAWARE DISTRIBUTORS, L.P.
                                        (Distributor), by
                                        DELAWARE DISTRIBUTORS, INC.,
                                        General Partner


Date: 4/3/06                            By: /s/ Debra Landsman-Yaros
                                            ------------------------------------
                                        Name: Debra Landsman-Yaros
                                        Title: Senior Vice President

                             AMENDMENT TO SCHEDULE 1

          Separate Accounts of Lincoln National Life Insurance Company
                              Investing in the Fund
                                As of May 1, 2003

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 53

Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

                             AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
               Supported by Separate Accounts Listed on Schedule 1
                                As of May 1, 2003

Multi Fund(R) Individual Variable Annuity Contract (Registered and non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Group Multi Fund(R) Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy Lincoln VUL(DB) IV Variable Universal Life Insurance Policy Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy Lincoln VUL(CV) III Variable Universal Life Insurance Policy Lincoln VUL(CV) IV Variable Universal Life Insurance Policy Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy eAnnuity(TM) Variable Annuity Contract
Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy Lincoln Corporate Variable 4
Lincoln Corporate Variable Private Solutions
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)

                            AMENDMENT TO SCHEDULE 1

         Separate Accounts of Lincoln National Life Insurance Company
                             Investing in the Fund
                               As of May 1, 2003


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 53

Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

                      AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to the Participation Agreement ("Agreement") dated the 1st day of May, 1996, as amended, between Delaware VIP Trust (formerly Delaware Group Premium Fund, Inc.,) a statutory trust organized under the laws of Delaware (the "Fund"), The Lincoln National Life Insurance Company, an Indiana life insurance company (the "Company") and Delaware Distributors, L.P., a Delaware limited partnership (the "Distributor") is effective as of May 1, 2005.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                        DELAWARE VIP TRUST (Fund)


Date: 4/3/06                            By: /s/ David P. O'Connor
                                            ------------------------------------
                                        Name: David P. O'Connor
                                        Title:


                                        THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY


Date: 4/3/06                            By: /s/ Rise C. M. Taylor
                                            ------------------------------------
                                            Rise C.M. Taylor
                                            Vice President


                                        DELAWARE DISTRIBUTORS, L.P.
                                        (Distributor), by
                                        DELAWARE DISTRIBUTORS, INC.,
                                        General Partner


Date: 4/3/06                            By: /s/ Debra Landsman-Yaros
                                            ------------------------------------
                                        Name: Debra Landsman-Yaros
                                        Title: Senior Vice President

                             AMENDMENT TO SCHEDULE 1

          Separate Accounts of Lincoln National Life Insurance Company
                              Investing in the Fund
                                As of May 1, 2003

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 53

Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 87

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

                             AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
               Supported by Separate Accounts Listed on Schedule 1
                                As of May 1, 2005

Multi Fund(R) Individual Variable Annuity Contract (Registered and non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Group Multi Fund(R) Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Momentum Income Option
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy
Lincoln VUL(DB) IV Variable Universal Life Insurance Policy
Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VUL(CV) III Variable Universal Life Insurance Policy
Lincoln VUL(CV) IV Variable Universal Life Insurance Policy
Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy
Lincoln Momentum VULONE Variable Universal Life Insurance Policy Lincoln Momentum VULONE 2005 Variable Universal Life Insurance Policy eAnnuity(TM) Variable Annuity Contract
Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy Lincoln Corporate Variable 4
Lincoln Corporate Variable Private Solutions
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)

                     AMENDMENT TO PARTICIPATION AGREEMENT


     This Amendment to the Participation Agreement ("Agreement") dated the 1st day of May, 1996, as amended, between Delaware Group Premium Fund, Inc., a corporation organized under the laws of Maryland (the "Fund"), The Lincoln National Life Insurance Company, an Indiana life insurance company (the "Company") and Delaware Distributors, L.P., a Delaware limited partnership (the "Distributor") is effective as of May 1, 2006.

                               AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. Schedules 1 and 2 of this Agreement shall be deleted and replaced with the attached Schedules 1 and 2.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                  DELAWARE VIP TRUST  (Fund)

Date:   11/6/07                   By:   /s/ See Yeng Quek
     ----------------------          -----------------------------
                                  Name: See Yeng Quek
                                  Title: Executive Vice President


                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:   12/21/07                  By:   /s/ Kelly D. Clevenger
     ----------------------          -----------------------------
                                        Kelly D. Clevenger
                                        Vice President


                                  DELAWARE DISTRIBUTORS, L.P. (Distributor), by DELAWARE DISTRIBUTORS, INC., General Partner

Date:   11/8/07                   By:   /s/ Theodore K. Smith
     ----------------------          -----------------------------
                                  Name: Theodore K. Smith
                                  Title: President

                            AMENDMENT TO SCHEDULE 1

         Separate Accounts of Lincoln National Life Insurance Company
                            Investing in the Fund
                              As of May 1, 2006


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z


Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 87

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

Lincoln Life Separate Account 4k

                         AMENDMENT TO SCHEDULE 2

    Variable Annuity Contracts and Variable Life Insurance Policies
          Supported by Separate Accounts Listed on Schedule 1
                           As of May 1, 2006

Multi Fund(R) Individual Variable Annuity Contract (Registered and
 non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Momentum Income Option
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VULDB Variable Universal Life Insurance Policy
Lincoln VULDB II Variable Universal Life Insurance Policy
Lincoln VULDB IV Variable Universal Life Insurance Policy
Lincoln VULCV Variable Universal Life Insurance Policy
Lincoln VULCV II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VULCV III Variable Universal Life Insurance Policy
Lincoln VULCV IV Variable Universal Life Insurance Policy
Lincoln VULONE Variable Universal Life Insurance Policy
Lincoln VULONE 2005 Variable Universal Life Insurance Policy
Lincoln Momentum VULONE Variable Universal Life Insurance Policy
Lincoln Momentum VULONE  2005 Variable Universal Life Insurance Policy
Lincoln Momentum SVULONE  Variable Universal Life Insurance PolicyeAnnuity(TM)
 Variable Annuity Contract
Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVULONE Variable Universal Life Insurance PolicyLincoln CVUL Variable
 Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity

                      AMENDMENT TO PARTICIPATION AGREEMENT


     This Amendment to the Participation Agreement ("Agreement") dated the 1st day of May, 1996, as amended, between Delaware VIP Trust (formerly Delaware Group Premium Fund, Inc.), a statutory trust organized under the laws of Delaware (the "Fund"), The Lincoln National Life Insurance Company, an Indiana life insurance company (the "Company") and Delaware Distributors, L.P., a Delaware limited partnership (the "Distributor") is effective as of October 1, 2006.

                                  AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   DELAWARE VIP TRUST  (Fund)

Date:   11/6/07                    By:    /s/ See Yeng Quek
     ------------------------         ---------------------------------
                                   Name:  See Yeng Quek
                                   Title: Executive Vice President


                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:   2/21/07                    By:    /s/ Kelly D. Clevenger
     ------------------------         ---------------------------------
                                          Kelly D. Clevenger
                                          Vice President


                                   DELAWARE DISTRIBUTORS, L.P. (Distributor), by DELAWARE DISTRIBUTORS, INC., General Partner

Date:   11/8/07                    By:    /s/ Theodore K. Smith
     ------------------------         ---------------------------------
                                   Name:  Theodore K. Smith
                                   Title: President

                           AMENDMENT TO SCHEDULE 2

        Variable Annuity Contracts and Variable Life Insurance Policies
               Supported by Separate Accounts Listed on Schedule 1
                            As of October 1, 2006

Multi Fund(R) Individual Variable Annuity Contract (Registered and
 non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Assurance (A Share)
Lincoln ChoicePlus Momentum Income Option
Lincoln ChoicePlus Design
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy
Lincoln VUL(DB) IV Variable Universal Life Insurance Policy
Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VUL(CV)III Variable Universal Life Insurance Policy
Lincoln VUL(CV) IV Variable Universal Life Insurance Policy
Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy
Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) Variable Universal Life Insurance Policy eAnnuity(TM) Variable Annuity Contract
Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVULONE Variable Universal Life Insurance Policy
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity

                     AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to the Participation Agreement ("Agreement") dated the 1st day of May, 1996, as amended, between Delaware VIP Trust (formerly Delaware Group Premium Fund, Inc.), a statutory trust organized under the laws of Delaware (the "Fund"), The Lincoln National Life Insurance Company, an Indiana life insurance company (the "Company") and Delaware Distributors, L.P., a Delaware limited partnership (the "Distributor") is effective as of May 1, 2007.

                                 AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

   1. Jefferson Pilot Financial Insurance Company, a life insurance company organized under the laws of the state of Nebraska, is added as a party to this Agreement until such time as it is merged into The Lincoln National Life Insurance Company, and together with The Lincoln National Life Insurance Company, is referred to as the "Company."
   2. Article XII Notices - The following information should be added to the "If to the Company" section:

              Jefferson Pilot Financial Insurance Company
              One Granite Place
              Concord, NH 03301
              Attn: John Weston

   3. Schedule 1 of this Agreement shall be deleted and replaced with the attached Schedule 1.
   4. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.
   5.  All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   DELAWARE VIP TRUST  (Fund)

Date:  11/6/07                     By:    /s/ See Yeng Quek
     -----------------------          -------------------------------
                                   Name:  See Yeng Quek
                                   Title: Executive Vice President

                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:  12/21/07                    By:    /s/ Kelly D. Clevenger
     -----------------------          -------------------------------
                                          Kelly D. Clevenger
                                          Vice President

                                   DELAWARE DISTRIBUTORS, L.P. (Distributor), by DELAWARE DISTRIBUTORS, INC., General Partner

Date:  11/8/07                     By:    /s/ Theodore K. Smith
     -----------------------          -------------------------------
                                   Name:  Theodore K. Smith
                                   Title:     President

                                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Date:  12/27/07                    By:    /s/ John A. Weston
     -----------------------          -------------------------------
                                          John A. Weston
                                          Vice President

                             AMENDMENT TO SCHEDULE 1

                        Separate Accounts of the Company
                              Investing in the Fund
                                As of May 1, 2007


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 55

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 87

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

Lincoln Life Separate Account 4k

JPF Separate Account A

JPF Separate Account C

                         AMENDMENT TO SCHEDULE 2

    Variable Annuity Contracts and Variable Life Insurance Policies
          Supported by Separate Accounts Listed on Schedule 1
                            As of May 1, 2007

Multi Fund(R) Individual Variable Annuity Contract (Registered and
 non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Assurance (A Share)
Lincoln ChoicePlus Momentum Income Option
Lincoln ChoicePlus Design
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy
Lincoln VUL(DB) IV Variable Universal Life Insurance Policy
Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VUL(CV) III Variable Universal Life Insurance Policy
Lincoln VUL(CV) IV Variable Universal Life Insurance Policy
Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy
Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) Variable Universal Life Insurance Policy eAnnuity(TM) Variable Annuity Contract
Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVULONE Variable Universal Life Insurance Policy
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity
Lincoln Ensemble Accumulator VUL
Lincoln Ensemble Protector VUL
Lincoln Ensemble II VUL
Lincoln Ensemble III
Lincoln Ensemble Exec VUL 2006
Lincoln Ensemble Exec
Lincoln Ensemble SVUL

                     AMENDMENT TO FUND PARTICIPATION AGREEMENT
                                    BETWEEN
                              DELAWARE VIP TRUST
                         DELAWARE MANAGEMENT COMPANY
                          DELAWARE DISTRIBUTORS, L.P.
                                     AND
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


     This Amendment is made this 1st day of March, 2009, by and between Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of Delaware Management Business Trust (the "Adviser"), Delaware Distributors, L.P. (the "Distributor") and The Lincoln National Life Insurance Company (the "Company").

                                  WITNESSETH:

     WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated May 1, 1996 (the "Agreement"); and

     WHEREAS, the parties to the Agreement have determined to amend said Agreement to insert a new section to the Agreement relating to processing orders via the National Securities Clearing Corporation ("NSCC"); and;

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement, as set forth in the attached Schedule 1;

     WHEREAS the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

     WHEREAS, the parties desire to memorialize the amendment to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     1. A new Paragraph 1.10 shall be added to Article I as follows:

     "1.10 The Trust, the Adviser, the Distributor and the Company intend that communications, processing and settlement of purchase and redemption transactions for Shares (collectively, "Share transactions") shall occur via the Fund/SERV and Networking systems of the National Securities Clearing Corporation (hereinafter, "NSCC"). Distributor represents and warrants that it or one of its affiliates: (a) has entered into an agreement or agreements with NSCC to process transactions via Fund/SERV and Networking, (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking, and (c) intends to remain at all times in compliance with the then-current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions. The Company represents that one or more of its affiliates or its designee (a) has entered into an agreement or agreements with NSCC to process transactions via Fund/SERV and Networking and (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking, and (c) intends to remain at all times in compliance with the then-current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions. Distributor or Trust agrees to provide the Company or such other entity as the Company directs with account positions and activity data relating to Share transactions via Networking. The Company shall pay for Shares in the manner and within the time as required by the Fund/SERV and Networking rules.

     For purposes of this Agreement, "Fund/SERV" shall mean NSCC's system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration. "Networking" shall mean NSCC's (Level Zero) system that allows mutual funds and life insurance companies to exchange account level information electronically. In all cases, processing and settlement of Share transactions shall be done in a manner consistent with applicable law.

     In the event that any party is prohibited or unable to communicate, process or settle Share transactions via Fund/SERV or Networking, such party shall provide prompt notice to the other parties. After all parties have been notified, the original provisions contained in the Agreement regarding process or settlement of Share transactions shall apply.

     2. Schedules 1 and 2 of the Agreement is amended and replaced with the attached Schedules 1 and 2.

     3. Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date set forth above.

THE LINCOLN NATIONAL LIFE                       DELAWARE VIP TRUST
INSURANCE COMPANY

By: /s/ Daniel R. Hayes                         By: /s/ Patrick P. Coyne
    -------------------                             --------------------

Name: Daniel R. Hayes                           Name: Patrick P. Coyne
Title: Vice President                           Title: President


DELAWARE DISTRIBUTORS, L.P.                     DELAWARE MANAGEMENT
                                                COMPANY, A SERIES OF
                                                DELAWARE MANAGEMENT
                                                BUSINESS TRUST

By: /s/ Theodore K. Smith                       By: /s/ J. Scott Coleman
    ---------------------                           --------------------
Name: Theodore K. Smith                         Name: J. Scott Coleman
Title: President                                Title: Executive Vice President

                                    SCHEDULE 1

                        Separate Accounts of the Company
                             Investing in the Fund
                              As of March 1, 2009


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 56

Lincoln National Life Insurance Company Separate Account 61

Lincoln National Life Insurance Company Separate Account 87

Lincoln National Life Insurance Company Separate Account 93

Lincoln National Life Insurance Company Separate Account 94

Lincoln Life Separate Account 4k

JPF Separate Account A

JPF Separate Account C

Lincoln Life Variable Annuity Separate Account JF-I

Lincoln Life Variable Annuity Separate Account JF-II

                        AMENDMENT TO SCHEDULE 2

    Variable Annuity Contracts and Variable Life Insurance Policies
         Supported by Separate Accounts Listed on Schedule 1
                         As of March 1, 2009

VARIABLE ANNUITY CONTRACTS

Multi Fund(R) Individual Variable Annuity Contract (Registered and
  non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (A Share/Class)
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (B Class)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Momentum Income Option
Lincoln ChoicePlus Design
eAnnuity(TM) Variable Annuity Contract
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity

VARIABLE LIFE INSURANCE POLICIES
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy Lincoln VUL(DB) II Variable Universal Life Insurance Policy Lincoln VUL(DB) IV Variable Universal Life Insurance Policy Lincoln VUL(CV) Variable Universal Life Insurance Policy Lincoln VUL(CV) II Variable Universal Life Insurance Policy Lincoln VULFlex Variable Universal Life Insurance Policy Lincoln VUL(CV) III Variable Universal Life Insurance Policy Lincoln VUL(CV) IV Variable Universal Life Insurance Policy Lincoln VUL(ONE) Variable Universal Life Insurance Policy Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln VUL(ONE) 2007 Variable Universal Life Insurance Policy

Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) 2007 Variable Universal Life Insurance Policy
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Lincoln Ensemble Accumulator VUL
Lincoln Ensemble Protector VUL
Lincoln Ensemble II VUL
Lincoln Ensemble III
Lincoln Ensemble Exec VUL 2006
Lincoln Ensemble Exec
Lincoln Ensemble SVUL
AssetEdge VUL
AssetEdge SVUL
Lincoln Corporate Commitment VUL VUL
Pilot Classic Variable Annuity
Pilot Elite Variable Annuity
Allegiance Variable Annuity

                        AMENDMENT TO FUND PARTICIPATION AGREEMENT
                                        BETWEEN
                                  DELAWARE VIP TRUST
                              DELAWARE MANAGEMENT COMPANY
                              DELAWARE DISTRIBUTORS, L.P.
                                         AND
                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


     This Amendment is made this 1st day of May, 2011, by and between Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of Delaware Management Business Trust (the "Adviser"), Delaware Distributors, L.P. (the "Distributor") and The Lincoln National Life Insurance Company (the "Company").

                                    WITNESSETH:

     WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated May 1, 1996 (the "Agreement"); and

     WHEREAS the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

     WHEREAS, the parties desire to memorialize the amendment to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     1. Schedule 2 of the Agreement is amended and replaced with the attached Schedule

     2. Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date set forth above.

THE LINCOLN NATIONAL LIFE                 DELAWARE VIP TRUST
INSURANCE COMPANY

By: /s/ Daniel R. Hayes                   By: /s/ Patrick P. Coyne

Name: Daniel R. Hayes                     Name: Patrick P. Coyne
Title: Vice President                     Title: President


DELAWARE DISTRIBUTORS, L.P.               DELAWARE MANAGEMENT COMPANY,
                                          A SERIES OF DELAWARE MANAGEMENT
                                          BUSINESS TRUST

By: /s/ Theodore K. Smith                 By: /s/ Partick P. Coyne

Name: Theodore K. Smith                   Name: Patrick P. Coyne
Title: Executive Vice President           Title:  President

                             AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
                Supported by Separate Accounts Listed on Schedule 1
                               As of May 1, 2011

VARIABLE ANNUITY CONTRACTS
Multi Fund(R) Individual Variable Annuity Contract
 (Registered and non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (A Share/Class)
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (B Class)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Design
Lincoln ChoicePlus Momentum Income Option
Lincoln ChoicePlus Rollover
Lincoln ChoicePlus Signature
Lincoln InvestmentSolutions
eAnnuity(TM) Variable Annuity Contract
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity

VARIABLE LIFE INSURANCE POLICIES
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy
Lincoln VUL(DB) IV Variable Universal Life Insurance Policy
Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VUL(CV) III Variable Universal Life Insurance Policy
Lincoln VUL(CV) IV Variable Universal Life Insurance Policy
Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy
Lincoln VUL(ONE)  2007 Variable Universal Life Insurance Policy
Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) 2007 Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2010
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Lincoln Ensemble Accumulator VUL
Lincoln Ensemble Protector VUL
Lincoln Ensemble II VUL
Lincoln Ensemble III
Lincoln Ensemble Exec VUL 2006
Lincoln Ensemble Exec
Lincoln Ensemble SVUL
AssetEdge VUL
AssetEdge SVUL
Lincoln Corporate Commitment Variable Universal Life
Pilot Classic Variable Annuity
Pilot Elite Variable Annuity
Allegiance Variable Annuity
Private Placement Variable Universal Life

                       AMENDMENT TO FUND PARTICIPATION AGREEMENT
                                       BETWEEN
                                 DELAWARE VIP TRUST
                             DELAWARE MANAGEMENT COMPANY
                             DELAWARE DISTRIBUTORS, L.P.
                                         AND
                       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


     This Amendment is made this 31st day of October, 2011, by and between Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of Delaware Management Business Trust (the "Adviser"), Delaware Distributors, L.P. (the "Distributor") and The Lincoln National Life Insurance Company (the "Company").

                                     WITNESSETH:

     WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated May 1, 1996 (the "Agreement"); and

     WHEREAS the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

     WHEREAS, the parties desire to memorialize the amendment to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     3. Schedule 2 of the Agreement is amended and replaced with the attached Schedule 2.

     4. Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date set forth above.


THE LINCOLN NATIONAL LIFE                    DELAWARE VIP TRUST
INSURANCE COMPANY

By: /s/ Daniel R. Hayes                      By: /s/ Patrick P. Coyne

Name: Daniel R. Hayes                        Name:  Patrick P. Coyne
Title: Vice President                        Title:  President


DELAWARE DISTRIBUTORS, L.P.                  DELAWARE MANAGEMENT COMPANY,
                                             a series of Delaware Management
                                             Business Trust

By: /s/ J. Scott Coleman                     By: /s/ David P. O'Connor

Name: J. Scott Coleman                       Name: David P. O'Connor
Title:  President                            Title:  Senior Vice President

                            AMENDMENT TO SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies
                Supported by Separate Accounts Listed on Schedule 1
                             As of October 31, 2011

VARIABLE ANNUITY CONTRACTS
Multi Fund(R) Individual Variable Annuity Contract
 (Registered and non-registered)
Multi Fund(R) 5 Individual Variable Annuity Contract
Multi Fund(R) 5 Retirement Annuity Contract
Multi Fund(R) Select Individual Variable Annuity Contract
Multi Fund(R) Variable Life Insurance Policy
Multi Fund(R) Group Variable Annuity Contract
Lincoln ChoicePlus Variable Annuity Contract
Lincoln ChoicePlus Access Variable Annuity Contract
Lincoln ChoicePlus Bonus Variable Annuity Contract
Lincoln ChoicePlus II Variable Annuity Contract
Lincoln ChoicePlus II Access Variable Annuity Contract
Lincoln ChoicePlus II Bonus Variable Annuity Contract
Lincoln ChoicePlus II Advance Variable Annuity Contract
Lincoln ChoicePlus Assurance (A Share/Class)
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (B Class)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
Lincoln ChoicePlus Design
Lincoln ChoicePlus Fusion
Lincoln ChoicePlus Momentum Income Option
Lincoln ChoicePlus Rollover
Lincoln ChoicePlus Signature
Lincoln InvestmentSolutions
eAnnuity(TM) Variable Annuity Contract
Group Variable Annuity (GVA) I, II, III
New Directions Core
New Directions Access
New Directions Access 4
Individual Variable Annuity B Share
Individual Variable Annuity C Share
Lincoln Life Director(TM)
Lincoln American Legacy Retirement Group Variable Annuity

VARIABLE LIFE INSURANCE POLICIES
Lincoln VUL I Variable Universal Life Insurance Policy
Lincoln VUL(DB) Variable Universal Life Insurance Policy
Lincoln VUL(DB) II Variable Universal Life Insurance Policy
Lincoln VUL(DB) IV Variable Universal Life Insurance Policy
Lincoln VUL(CV) Variable Universal Life Insurance Policy
Lincoln VUL(CV) II Variable Universal Life Insurance Policy
Lincoln VULFlex Variable Universal Life Insurance Policy
Lincoln VUL(CV) III Variable Universal Life Insurance Policy
Lincoln VUL(CV) IV Variable Universal Life Insurance Policy
Lincoln VUL(ONE) Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2005 Variable Universal Life Insurance Policy
Lincoln VUL(ONE)  2007 Variable Universal Life Insurance Policy
Lincoln Momentum VUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2005 Variable Universal Life Insurance Policy Lincoln Momentum VUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) Variable Universal Life Insurance Policy Lincoln Momentum SVUL(ONE) 2007 Variable Universal Life Insurance Policy Lincoln Money Guard Variable Universal Life Policy
Lincoln SVUL Variable Universal Life Insurance Policy
Lincoln SVUL I Variable Universal Life Insurance Policy
Lincoln SVUL II Variable Universal Life Insurance Policy
Lincoln SVUL III Variable Universal Life Insurance Policy
Lincoln SVUL IV Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) Variable Universal Life Insurance Policy
Lincoln SVUL(ONE) 2007 Variable Universal Life Insurance Policy
Lincoln VUL(ONE) 2010
Lincoln CVUL Variable Universal Life Insurance Policy
Lincoln CVUL Series III Variable Universal Life Insurance Policy
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Variable Private Solutions
Lincoln Ensemble Accumulator VUL
Lincoln Ensemble Protector VUL
Lincoln Ensemble II VUL
Lincoln Ensemble III
Lincoln Ensemble Exec VUL 2006
Lincoln Ensemble Exec
Lincoln Ensemble SVUL
AssetEdge VUL
AssetEdge SVUL
Lincoln Corporate Commitment Variable Universal Life
Pilot Classic Variable Annuity
Pilot Elite Variable Annuity
Allegiance Variable Annuity
Private Placement Variable Universal Life